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                                                               Exhibit (m)(3)(e)

                                  SCHEDULE A-8

                         EATON VANCE MUTUAL FUNDS TRUST
                            CLASS B DISTRIBUTION PLAN
                           EFFECTIVE: AUGUST 14, 2000


                                         Sales            Date of Original Plans
Name of Fund Adopting This Plan       Commission             (Inception Date)
-------------------------------       ----------             ----------------

Eaton Vance Floating-Rate Fund           6.25%                     N/A